Create Your Balance NASDAQ Global Select Market: UBNK Fourth Quarter 2018 Earnings

Forward Looking Statements This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. NASDAQ: UBNK 2

Corporate Contacts William H. W. Crawford, IV Chief Executive Officer and President Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com NASDAQ: UBNK 3

Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Financial Highlights 12 NASDAQ: UBNK 4

Branch Network 3rd largest public bank headquartered in CT with $7.36 billion in assets 58 branches concentrated in Central CT and Western MA #3 market share in combined Hartford / Springfield MSA $92 million in average deposits per branch (6/30/18 Branch level reporting; Source: FDIC Summary of Deposits Report) NASDAQ: UBNK 5

Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Population Markets Population 35-54 Average HHI Median Age Hartford MSA 1,203,451 308,775 106,628 41 Springfield MSA 631,238 148,559 80,416 38 Main Operational Markets Worcester MSA 939,515 248,407 96,110 40 New Haven County 854,178 218,595 94,662 41 Opportunity Markets Fairfield County 946,784 255,718 140,471 40 Total 4,575,166 1,180,054 105,271 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population NOTE: Data sourced from SNL analysis as of January 2019 NASDAQ: UBNK 6

Management Team and Ownership

Name	Title/Function	Years in Industry/ Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer & President	30/8	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	15/8	FDIC, Fitch Ratings, Alliance Bernstein
Craig W. Hurty	Chief Human Resources Officer	35/5	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	31/13	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	28/6	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	33/5	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	33/3	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	27/7	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 378,690 shares of stock and options*
- UBNK management owns 967,231 shares of stock and options*
- UBNK Non-Executive Officer Directors own 486,201 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/17.

united financial bancorp, inc.
NASDAQ: UBNK
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Four Key Objectives Objective Progress Align earning asset growth with organic capital and low (a) YoY total deposit growth of 9.1% vs. 5.9% for total 1. cost core deposit generation to maintain strong capital loans; (b) YoY non-interest bearing deposit growth of and liquidity 2.7%; (c) YoY capital growth of 2.8%. Re-Mix cash flows into better yielding risk adjusted 2. return on assets with lower funding costs relative to (a) Continued discipline with RAROC model; (b) peers. Continued focus on C&I, up 5.5% YoY. (a) Restructured mortgage business to provide Invest in people, systems, and technology to grow streamlined customer experience and improve 3. revenue and improve customer experience while efficiency; (b) Forecasting improvement in NIE/AA in maintaining attractive cost structure. 2019 Grow operating revenue, maximize operating earnings, (a) Increased GAAP revenue 6.3% vs. year-ago quarter; 4. grow tangible book value, pay dividend. Achieve more (b) TBV/share increased 2.7% YoY; (c) 4Q18 annualized revenue into NII and core fee income. dividend yield of 3.0%. NASDAQ: UBNK 8

Consumer Banking Diverse products designed to meet the needs of our consumer customers. Consumer Loan Detail as of 12/31/2018 Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth Other • Mortgage Sales team originated $128.2 million of consumer residential mortgage loans in Q4 2018. Participate in 18% secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships Home equity 25% with growth in Home Equity and lines of credit. Residential 56% • United Wealth Management serving over 50 banking Construction 1% offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine ($2.33 Bn, or 41% of loans) division. NASDAQ: UBNK 9

Wholesale Banking Robust offering of products to support commercial Commercial Loan Detail as of 12/31/2018 customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team C&I 27% focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor Investor CRE 57% Owner-Occupied CRE CRE has remained essentially flat for four quarters. 13% Regional CRE program provides geographic diversity in Construction 3% strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.33 Bn, or 59% of loans) NASDAQ: UBNK 10

Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type C&I & Owner Occupied CRE by Industry $1,999 Million $1,330 Million NASDAQ: UBNK 11

Financial Highlights NASDAQ: UBNK 12

Fourth Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 16,308 $ 9,501 Loan Income 2,166 10,469 Investment Income (134) 27 Interest Expense (2,099) (8,983) Net Interest Income (67) 1,513 Provision (611) (368) Net Interest Income after Provision (678) 1,145 Service Charges and Fees 824 1,416 Security Gains/Losses 83 (47) Bank-owned Life Insurance Income 57 (422) Mortgage Banking (788) (486) Gains/Losses on Limited Partnerships (184) 1,036 Other (54) 415 Non-Interest Income (62) 1,912 Salaries and Benefits (2,698) (4,589) Service Bureau Fees (100) (5) Occupancy Expense (1,897) (1,348) Professional Fees (123) (140) Marketing 11 (97) FDIC 44 210 Other (12) (512) Non-Interest Expense (4,775) (6,481) Taxes 1,372 6,088 Total Change (4,143) 2,664 Actual Ending Balance $ 12,165 $ 12,165 NASDAQ: UBNK 13

Tangible Book Value and Dividend Return NASDAQ: UBNK 14

Swap and Mortgage Contribution to Total Revenue NASDAQ: UBNK 15

Forecast Actual Actual Actual Forecast Q3 2018 Q4 2018 FY 2018 FY 2019 Tax Equivalent Net Interest Margin 2.92% 2.90% 2.92% 2.80-2.85%^ Loan Growth 3.9%* 9.3%* 5.9% 5.0-7.0% Provision / Average Gross Loans 0.14%* 0.19%* 0.16% 0.16% - 0.18% Non-Interest Income $9.6 million $9.5 million $36.7 million $36 - 38 million Non-Interest Expense $38.9 million $43.7 million $157.8 million $154 - 156 million Effective Tax Rate (YTD) 4.5% 2.6% 2.6% 10% Average Diluted Shares (000's) 51,105 50,970 51,012 51,200 *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^5bp decline effective Jan 1, 2019 related to amortization of municipal securities due to ASU 2017-08 Subtopic 310-20 NASDAQ: UBNK 16

Select Financial Data Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 Tangible Common Equity ("TCE") $589.7 million $591.0 million $582.7 million $573.6 million $573.6 million Total Capital to Risk Weighted Assets Ratio^ 12.6% 12.9% 12.8% 12.7% 12.6% Tier 1 to Total Average Assets Ratio^ 8.4% 8.5% 8.5% 8.3% 8.4% Dividend Payout Ratio 50.0% 37.5% 38.7% 38.7% 63.2% Annualized Dividend Yield* 3.0% 2.7% 2.8% 2.9% 2.6% Buy Back Activity (shares) 239,000 N/A N/A 94,900 N/A Buy Back Activity (average stock price) $15.09 N/A N/A $16.35 N/A Remaining Authorization (shares) 834,636 1,073,636 1,073,636 1,073,636 1,168,536 ^Note: Presented as estimates for December 31, 2018 and actual for remaining periods *Note: Dividend yield is calculated using the average closing stock price during the quarter NASDAQ: UBNK 17

NIE/Average Assets/FTE Employees 900 774 770 800 3.5% 718 683 697 700 600 2.5% 2.21% 500 400 331 342 300 1.5% 200 100 0.5% 0 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Period Ending NIE/AA Employees NASDAQ: UBNK 18

Balance Sheet Trends

						QoQ		YoY	
						4Q18 vs 3Q18		4Q18 vs 4Q17	
Balance Sheet ($ in thousands)	4Q2018	3Q2018	2Q2018	1Q2018	4Q2017	$ Change	%	$ Change	%
ASSETS									
Cash and cash equivalents	$ 97,964	$ 78,595	$ 109,175	$ 69,242	$ 88,668	$ 19,369	24.6%	$ 9,296	10.5%
Securities	973,347	972,035	1,006,135	1,031,277	1,064,385	1,312	0.1	(91,038)	(8.6)
Loans held for sale	78,788	86,948	85,458	63,394	114,073	(8,160)	(9.4)	(35,285)	(30.9)
Residential real estate	1,313,373	1,283,126	1,252,001	1,235,197	1,204,401	30,247	2.4	108,972	9.0
Home equity	583,454	579,907	588,638	582,285	583,180	3,547	0.6	274	—
Other consumer	410,249	369,781	332,402	310,439	292,781	40,468	10.9	117,468	40.1
Residential construction	20,632	32,750	32,063	37,579	40,947	(12,118)	(37.0)	(20,315)	(49.6)
Investor non-occupied CRE	1,911,070	1,888,848	1,927,960	1,842,898	1,854,459	22,222	1.2	56,611	3.1
Owner occupied CRE	443,398	434,906	418,338	442,938	445,820	8,492	2.0	(2,422)	(0.5)
Commercial business	886,770	861,030	841,142	846,182	840,312	25,740	3.0	46,458	5.5
Commercial construction (ADC)	87,493	78,235	82,883	84,717	78,083	9,258	11.8	9,410	12.1
Loans - net	5,622,589	5,495,277	5,441,766	5,349,044	5,307,678	127,312	2.3	314,911	5.9
Deferred tax asset, net	32,706	31,473	30,190	28,710	25,656	1,233	3.9	7,050	27.5
Premises and equipment, net	68,657	67,612	67,614	67,619	67,508	1,045	1.5	1,149	1.7
Intangible Assets	122,796	118,842	119,130	119,435	119,772	3,954	3.3	3,024	2.5
Cash surrender value of BOLI	193,429	181,928	180,490	179,556	148,300	11,501	6.3	45,129	30.4
Other Assets*	166,598	174,788	168,638	160,397	178,119	(8,190)	(4.7)	(11,521)	(6.5)
Total Assets	$7,356,874	$7,207,498	$ 7,208,596	$7,068,674	$ 7,114,159	$ 149,376	2.1%	$ 242,715	3.4%
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:						QoQ		YoY	
Deposits:						4Q18 vs 3Q18		4Q18 vs 4Q17	
Non-interest-bearing	$ 799,785	$ 759,210	$ 770,982	$ 753,575	$ 778,576	$ 40,575	5.3%	$ 21,209	2.7%
Interest-bearing	4,870,814	4,741,153	4,622,394	4,528,935	4,419,645	129,661	2.7	451,169	10.2
Total Deposits	5,670,599	5,500,363	5,393,376	5,282,510	5,198,221	170,236	3.1	472,378	9.1
Mortgagors' and investor escrow accounts	4,685	9,597	14,526	11,096	7,545	(4,912)	(51.2)	(2,860)	(37.9)
FHLB advances and other borrowing	899,626	926,592	1,041,896	1,030,735	1,165,054	(26,966)	(2.9)	(265,428)	(22.8)
Accrued expenses and other liabilities	69,446	61,128	56,921	51,333	50,011	8,318	13.6	19,435	38.9
Total liabilities	6,644,356	6,497,680	6,506,719	6,375,674	6,420,831	146,676	2.3	223,525	3.5
Total stockholders' equity	712,518	709,818	701,877	693,000	693,328	2,700	0.4	19,190	2.8
Total liabilities and stockholders' equity	$7,356,874	$7,207,498	$ 7,208,596	$7,068,674	$ 7,114,159	$ 149,376	2.1%	$ 242,715	3.4%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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Investment Portfolio Portfolio Stats ($ in millions) 2018 Q4 2018 Q3 Investment Portfolio Summary (Total) December 31, 2018 Average balance $ 968 $ 995 Yield 3.53% 3.48% Corp Debt Average Rating AA+ AA+ 9% Actual MBS Portfolio $ 551 $ 554 Agency MBS 21% Agency CMO Total Portfolio Duration (years) 3.8 4.1 17% Summary of Quarterly Securities 2018 Q4 2018 Q3 Purchases Agency CCMO Average Yield 3.58% N/A 15% Average Rating AA- N/A Muni 25% Agency CMBS CLO 3% 10% Total Securities/Assets (%) 25.0 20.1 19.0 18.7 20.0 17.2 17.5 17.0 16.3 16.3 16.0 15.8 15.5 15.0 14.6 14.0 13.5 15.0 13.2 10.0 5.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 NASDAQ: UBNK 20

Asset Quality ($ in thousands, except percentage data) 2018Q4 2018Q3 2018Q2 2018Q1 2017Q4 Non-accrual loans $ 23,706 $ 20,506 $ 22,087 $ 23,436 $ 23,187 TDR - non-accruing 6,971 6,706 7,330 8,308 8,475 Total non-performing loans 30,677 27,212 29,417 31,744 31,662 OREO 1,389 1,808 1,855 1,935 2,154 Total non-performing assets $ 32,066 $ 29,020 $ 31,272 $ 33,679 $ 33,816 NPLs to total loans 0.54% 0.49% 0.54% 0.59% 0.59% NPAs to total assets 0.44% 0.40% 0.43% 0.48% 0.48% Net charge offs $ 891 $ 1,261 $ 1,102 $ 1,123 $ 1,518 Annualized NCOs to average loans 0.06% 0.09% 0.08% 0.08% 0.11% Allowance for loan losses to non-performing loans 168.32% 183.41% 167.12% 150.94% 148.76% Allowance for loan losses to total loans 0.91% 0.90% 0.90% 0.89% 0.88% Provision for loan losses (annualized)/Average Loans 0.19% 0.14% 0.17% 0.14% 0.17% NASDAQ: UBNK 21

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Hartford**	**CT**	**UBNK**	**284%**	**(5)%**	**20%**	**(8)%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	234%	(39)%	20%	(10)%
Webster Financial Corporation	Waterbury	CT	WBS	158%	9%	13%	(7)%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	230%	3%	34%	(11)%
Independent Bank Corp.	Rockland	MA	INDB	286%	(21)%	52%	(3)%
Brookline Bancorp, Inc.	Boston	MA	BRKL	340%	0%	21%	(3)%
Century Bancorp, Inc.	Medford	MA	CNBKA	29%	(3)%	3%	(1)%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	292%	(15)%	38%	(4)%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	597%	179%	99%	10%
Camden National Corporation	Camden	ME	CAC	251%	89%	24%	3%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	298%	(1)%	30%	17%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	264%	(39)%	93%	(7)%
Community Bank System, Inc.	De Witt	NY	CBU	103%	30%	20%	5%
NBT Bancorp Inc.	Norwich	NY	NBTB	173%	16%	25%	(3)%
Sterling Bancorp	Montebello	NY	STL	275%	1%	8%	(8)%
			High	597%	179%	99%	17%
			Low	29%	(39)%	3%	(11)%
			Mean	252%	15%	34%	(1)%
			Median	257%	1%	25%	(3)%
UBNK Ranking out of 15 (ascending):				***10***	***5***	***6***	***3***

NOTE: All financial data as of September 30, 2018
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
22

Loan and Deposit Composition Loan Composition at December 31, 2018 Loan Composition at December 31, 2017 Loan Composition at December 31, 2016 Other Consumer: 7% Other Consumer: 4% Resi Construction: 1% Resi Contruction: 1% OOCRE: 8% Resi Construction: 1% Other Consumer: 5% OOCRE: 8% Home Equity: 11% OOCRE: 8% Home Equity: 10% Home Equity: 11% Investor CRE: Investor CRE: Investor CRE: 35% Residential: 24% Residential: 23% 34% Residential: 23% 35% C&I: 16% C&I: 16% C&I: 15% Comm Construction: Comm Construction: 1% Comm Construction: 1% 2% Total Loans at 12/31/18: $5.66 billion Total Loans at 12/31/17: $5.34 billion Total Loans at 12/31/16: $4.90 billion Deposit Composition at December 31, 2018 Deposit Composition at December 31, 2017 Deposit Composition at December 31, 2016 Demand & Time Demand & Demand & Time NOW: 26% Deposits: 31% NOW: 29% Time NOW: 30% Deposits: 35% Deposits: 37% Regular Savings: 11% Regular Savings: Regular Savings: 9% Money Market: Money Market: 25% 10% Money Market: 26% 31% Total Deposits at 12/31/18: $5.67 billion Total Deposits at 12/31/17: $5.20 billion Total Deposits at 12/31/16: $4.71 billion NASDAQ: UBNK 23

Diversified Deposit Funding Sources Non-Interest Bearing Deposit Growth Trend Transaction Account Growth Trend $5.67 B $5.20 B $5.67 B $5.20 B $4.71 B $4.71 B $4.44 B 799,785 $4.44 B 1,653,574 $4.04B 778,576 $4.04 B 1,573,404 708,050 657,718 1,019,161 1,206,722 602,359 902,460 4,419,645 4,870,814 3,779,353 4,003,122 4,017,025 3,432,952 3,132,851 3,417,910 3,504,450 3,624,817 14 15 16 17 18 14 15 16 17 18 20 20 20 20 20 20 20 20 20 20 Non-Interest Bearing CAGR: 7%, Interest Bearing CAGR: 9% Transaction CAGR: 16%, Non-Transaction CAGR: 6% Interest Bearing Non-Interest Bearing Non-Transaction Accounts Transaction Accounts Deposit Composition at 12/31/2018 Deposit Composition at 12/31/2017 Checking: Checking: 29% 30% Savings: 9% CD: 31% CD: 35% Savings: 10% Retail MMDA: Retail 15% Business MMDA: Business MMDA: 16% 13% MMDA: 12% NASDAQ: UBNK 24

Non-GAAP Reconciliation Three Months Ended December 31, September 30, June 30, March 31, December 31, 2018 2018 2018 2018 2017 Net Income (GAAP) $ 12,165 $ 16,308 $ 15,646 $ 15,787 $ 9,501 Non-GAAP adjustments: Non-interest income (25) 58 (271) (342) 745 Non-interest expense 2,677 (129) 215 — 536 Income tax (benefit) expense related to tax reform (1,717) — — — 1,609 Related income tax (benefit) expense (557) 15 (93) 72 2,074 Net adjustment 378 (56) (149) (270) 4,964 Total non-GAAP net income $ 12,543 $ 16,252 $ 15,497 $ 15,517 $ 14,465 Net interest income (GAAP) $ 48,362 $ 48,429 $ 48,181 $ 46,543 $ 46,849 Non-interest income (GAAP) $ 9,493 $ 9,555 $ 8,360 $ 9,289 $ 7,581 Non-GAAP adjustments: Net (gain) loss on sales of securities (25) 58 (62) (116) (72) Limited partnership writedown (1) — — — — 1,214 Loss on sale of premises and equipment — — — — 401 BOLI claim benefit — — (209) (226) (798) Net adjustment (25) 58 (271) (342) 745 Total non-GAAP non-interest income 9,468 9,613 8,089 8,947 8,326 Total non-GAAP net interest income 48,362 48,429 48,181 46,543 46,849 Total non-GAAP revenue $ 57,830 $ 58,042 $ 56,270 $ 55,490 $ 55,175 NASDAQ: UBNK 25

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Non-interest expense (GAAP)	$ 43,718	$ 38,943	$ 38,370	$ 36,736	$ 37,237
Non-GAAP adjustments:					
Lease exit/disposal cost obligation	(466)	129	(215)	—	(536)
Effect of position eliminations	(2,211)	—	—	—	—
Net adjustment	(2,677)	129	(215)	—	(536)
Total non-GAAP non-interest expense	$ 41,041	$ 39,072	$ 38,155	$ 36,736	$ 36,701
Total loans	$ 5,656,439	$ 5,528,583	$ 5,475,427	$ 5,382,235	$ 5,339,983
Non-covered loans (2)	(675,112)	(708,621)	(729,947)	(771,802)	(780,776)
Total covered loans	$ 4,981,327	$ 4,819,962	$ 4,745,480	$ 4,610,433	$ 4,559,207
Allowance for loan losses	$ 51,636	$ 49,909	$ 49,163	$ 47,915	$ 47,099
Allowance for loan losses to total loans	0.91%	0.90%	0.90%	0.89%	0.88%
Allowance for loan losses to total covered loans	1.04%	1.04%	1.04%	1.04%	1.03%

(1) Represents limited partnership writedowns related to the reduction of the Company's tax rate in December 2017.

(2) Represents acquired loans that were recorded at fair value. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.
NASDAQ: UBNK
26